Joint Filer Information


NAME: Highbridge International LLC
----

ADDRESS:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Oscient Pharmaceuticals Corporation

DATE OF EVENT REQUIRING STATEMENT: April 26, 2007
---------------------------------

SIGNATURE:  HIGHBRIDGE INTERNATIONAL LLC
---------

              By: Highbridge Capital Management, LLC
               its Trading Manager

              By: /s/ Carolyn Rubin
              ---------------------------
              Name: Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information


NAME: Smithfield Fiduciary LLC
----

ADDRESS:  The Cayman Corporate Centre, 4th Floor
          27 Hospital Road
          George Town, Grand Cayman
          Cayman Islands, British West Indies

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Oscient Pharmaceuticals Corporation

DATE OF EVENT REQUIRING STATEMENT: April 26, 2007
---------------------------------

SIGNATURE:  SMITHFIELD FIDUCIARY LLC
---------

              By: Highbridge Capital Management, LLC
               its Trading Manager

              By: /s/ Carolyn Rubin
              ---------------------------
              Name: Carolyn Rubin
              Title: Managing Director

                             Joint Filer Information


NAME: Glenn Dubin

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Oscient Pharmaceuticals Corporation

DATE OF EVENT REQUIRING STATEMENT: April 26, 2007
---------------------------------

SIGNATURE:
              /s/ Glenn Dubin
              ---------------------------
              GLENN DUBIN

                             Joint Filer Information


NAME: Henry Swieca

ADDRESS:   c/o Highbridge Capital Management, LLC
           9 West 57th Street, 27th Floor
           New York, New York 10019

DESIGNATED FILER: Highbridge Capital Management, LLC
----------------

ISSUER: Oscient Pharmaceuticals Corporation

DATE OF EVENT REQUIRING STATEMENT: April 26, 2007
---------------------------------

SIGNATURE:
              /s/ Henry Swieca
              ---------------------------
              HENRY SWIECA